SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 17, 2002

NEXTEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19656	36-3939651
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive, Reston, Virginia 20191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(703) 433-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On December 17, 2002, Nextel Communications issued a press release announcing updates regarding plans to extend the efficiency, differentiation and longevity of its iDEN® digital wireless network as well as certain expectations for 2002 and other information, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
Not Applicable

(b)	Pro Forma Financial Information.
Not Applicable

(c)	Exhibits.

Exhibit No	Exhibit Description

99.1	Press Release
99.2	December 17, 2002 Presentation Slides

Item 9. Regulation FD Disclosure.

     On December 17, 2002, Nextel Communications will host a live Web cast announcing updates regarding plans to extend the efficiency, differentiation and longevity of its iDEN digital wireless network, as well as certain developmental initiatives that could possibly be implemented in its wireless network in the future. These updates and potential initiatives are more fully described in the presentation slides, a copy of which are filed as Exhibit 99.2 hereto and which information is incorporated into this item by reference.

     The information in this report under this Item 9 (including exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933. Nextel considers all information in this report (including exhibit 99.2) to be current and accurate only as of the date of this report and specifically disclaims any duty to update such information except to the extent required by applicable law.

     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. A number of statements made in this report and the exhibits hereto are not historical or current facts, but deal with potential future circumstances and developments. They can be identified by the use of forward looking words such as “believes,” “expects,” “plans,” “may,” “will,” “would,” “could,” “should,” “anticipates” or other comparable words, or by discussions of strategy that may involve risks and uncertainties. We caution you that these forward looking statements are only predictions, which are subject to risks and uncertainties including technological uncertainties, financial variations, changes in the regulatory environment, industry growth and trend predictions. The operation and results of our wireless communications business may be subject to the effect of other risks and uncertainties including, but not limited to:

•	general economic conditions in the geographic areas and occupational market segments that we are targeting for our digital mobile network service;

•	the availability of adequate quantities of system infrastructure and handset equipment and components to meet service deployment and marketing plans and customer demand;

•	the availability and cost of acquiring additional spectrum;

•	the timely development and availability of new handsets with expanded applications and features;

•	the success of efforts to improve, and satisfactorily address any issues relating to, our digital mobile network performance;

•	the successful implementation and performance of the technology being deployed or to be deployed in our various market areas, including the expected 6:1 voice coder software upgrade being developed by Motorola and technologies to be implemented in connection with our contemplated launch of nationwide Direct Connect;

•	market acceptance of our new line of Java embedded handsets and service offerings, including our Nextel Online services;

•	the timely delivery and successful implementation of new technologies deployed in connection with any future enhanced iDEN or next generation or other advanced services we may offer;

•	the ability to achieve market penetration and average monthly handset revenue levels sufficient to provide financial viability to our digital mobile network business;

•	the impact on our cost structure or service levels of the general downturn in the telecommunications sector, including the adverse effect of any bankruptcy of any of our tower providers or telecommunications suppliers;

•	our ability to successfully scale, in some instances in conjunction with third parties under our outsourcing arrangements, our billing, collection, customer care and similar back-office operations to keep pace with customer growth, increased system usage rates and growth in levels of accounts receivables being generated by our customers;

•	access to sufficient debt or equity capital to meet operating and financing needs;

•	the quality and price of similar or comparable wireless communications services offered or to be offered by our competitors, including providers of cellular and personal communications services;

•	future legislation or regulatory actions relating to specialized mobile radio services, other wireless communications services or telecommunications generally;

•	the costs of compliance with regulatory mandates, particularly the requirement to deploy location-based 911 capabilities; and

•	other risks and uncertainties described from time to time in our reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2001 and our subsequent quarterly reports on Form 10-Q.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

Date: December 17, 2002	By: /s/ Leonard J. Kennedy Leonard J. Kennedy Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Exhibit Description

99.1	Press Release
99.2	December 17, 2002 Presentation Slides